EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Mark A. Koch, certify that:

1.    I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of eMagin Corporation.

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

By:	/s/ Mark A. Koch
Mark A. Koch
Chief Financial Officer
(Principal Accounting and Financial Officer)

Dated:  May 1, 2023